Exhibit 99.1

         Sapient Reports First Quarter 2007 Financial Results

      First Quarter Service Revenues Increase 39% Year over Year

   Separately Reports Completion of Stock-Based Compensation Review


    CAMBRIDGE, Mass.--(BUSINESS WIRE)--June 12, 2007--Sapient (NASDAQ:
SAPE) today announced its financial results for the first quarter ended March 31, 2007.

    First Quarter Financial Results

    For the first quarter of 2007, Sapient reported service revenues of $121.3 million, an increase of 39% year over year.

    On a non-GAAP basis (excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and $3.2 million of expense relating to the stock-based compensation review and restatement), Sapient reported first quarter income from operations of $7.7 million, or 6.4% of service revenues. This compares to non-GAAP income from operations of $1.9 million, or 2.2% of service revenues, for the first quarter of 2006. On a GAAP basis, Sapient reported first quarter income from continuing operations of $0.8 million, compared to a loss from continuing operations of $1.2 million in the first quarter of 2006.

    Non-GAAP diluted income per share from continuing operations for the first quarter was $0.07, compared to $0.03 for the first quarter of 2006. On a GAAP basis, diluted income per share from continuing operations for the first quarter was $0.01, compared to a diluted loss per share of $0.01 for the first quarter of 2006.

    "Our revenue growth continues to validate our strategy," said Alan
J. Herrick, chief executive officer and president of Sapient. "Clients recognize that we have a unique and valuable proposition they're not finding anywhere else. We're ahead of the curve in delivering services based on the new intersections of marketing, business and technology."

    The Company used cash of $18 million in operations in the first quarter of 2007 due largely to the payout of seasonal compensation expenses, comparable to the use of $19 million in cash for the first quarter of 2006. Cash, cash equivalents and marketable securities totaled $108.3 million at March 31, 2007. Days sales outstanding (in accounts receivable and unbilled revenue, net of deferred revenue) was 79 days compared to 85 days for the first quarter of 2006.

    Financial Outlook

    Sapient management provided the following financial guidance for the second quarter ending June 30, 2007:

    --  Service revenues are expected to be in excess of $126 million.

    --  Non-GAAP operating margins are expected to be in excess of 7%.

    -- Expenses related to the stock-based compensation review and restatement are expected to be approximately $3.3 million.

    Completion of Stock-Based Compensation Review

    Sapient also announced today in a separate press release that it completed its stock-based compensation review and filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006. Further, the Company announced its intent to file by June 15, 2007 its Form 10-Q for the quarter ended March 31, 2007. For further details please refer to that press release.

    Webcast and Conference Call

    Sapient will host a discussion of its first quarter at 5:00 p.m.
(ET) today, which will be broadcast live on the Internet. For webcast registration information, please go to http://www.sapient.com/about+us/investors.htm. To listen to the call live, please dial 866-800-8652 (inside the U.S.) or 617-614-2705
(outside the U.S.) and enter passcode 65373231 when prompted. A re-broadcast of the call will be available from today at 7:00 p.m.
(ET) through June 19 at 11:59 p.m. (ET) by dialing 888-286-8010 (within the U.S.) or 617-801-6888 (outside the U.S.) and entering passcode 87733070 when prompted.

    Adjusted (Non-GAAP) Financial Measures

    Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes the measures help illustrate underlying trends in the Company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, in managing the Company's business and evaluating its performance. The Company anticipates that it will continue reporting both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement efforts.

    Forward-Looking Statements

    This press release contains forward-looking statements that involve a number of risks and uncertainties, in particular the financial guidance for future periods. There are a number of factors that could cause actual events to differ materially from those indicated. Such factors include, without limitation, the continued acceptance of the Company's services, the Company's ability to accurately set fees for and timely complete its current and future client projects, its ability to successfully manage risks associated with its international operations, its ability to manage its growth and projects effectively, and its ability to continue to attract and retain high quality employees, as well as other factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

    About Sapient

    Sapient helps clients innovate their businesses in the areas of marketing, business operations, and technology. Leveraging a unique approach, breakthrough thinking, and disciplined execution, Sapient leads its industry in delivering the right business results on time and on budget. Sapient works with clients that are driven to make a difference, including BP, Essent Energie, Harrah's Entertainment, Hilton International, Janus, National Institutes of Health (NIH), Sony Electronics, the U.S. Marine Corps, and Verizon.

    Founded in 1990, Sapient is headquartered in Cambridge, Massachusetts, and operates across North America, Europe, and India. More information about Sapient can be found at www.sapient.com.

    Sapient is a registered service mark of Sapient Corporation.


                         Sapient Corporation
           Consolidated Unaudited Condensed Balance Sheets


                                     March 31, 2007  December 31, 2006
                                     --------------- -----------------


                                              (in thousands)

               ASSETS
Current assets:
  Cash and cash equivalents             $    53,058     $      75,022
  Marketable securities                      55,204            51,859
  Restricted cash, current portion              516               551
  Accounts receivable, less
   allowance for doubtful accounts           89,609            75,402
  Unbilled revenues                          33,081            34,201
  Prepaid expenses and other current
   assets                                    22,796            20,565
                                     --------------- -----------------
    Total current assets                    254,264           257,600

Restricted cash, net of current
 portion                                      1,171             1,338
Property and equipment, net                  27,412            27,623
Purchased intangible assets, net              7,008             7,550
Goodwill                                     38,929            38,929
Other assets                                  8,342             9,024
                                     --------------- -----------------

    Total assets                        $   337,126     $     342,064
                                     =============== =================

     LIABILITIES, REDEEMABLE COMMON STOCK AND
                STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                      $     8,745     $       9,818
  Accrued compensation                       27,750            33,077
  Accrued restructuring costs,
   current portion                            4,108             3,867
  Deferred revenues, current portion         10,808            14,871
  Other accrued liabilities                  48,057            47,068
                                     --------------- -----------------
    Total current liabilities                99,468           108,701
Accrued restructuring costs, net of
 current portion                             10,355            11,741
Deferred revenues, net of current
 portion                                        794               865
Other long-term liabilities                   6,050             5,780
                                     --------------- -----------------
    Total liabilities                       116,667           127,087

Redeemable common stock                         480               480

Stockholders' equity                        219,979           214,497
                                     --------------- -----------------

    Total liabilities, redeemable
     common stock and stockholders'
     equity                             $   337,126     $     342,064
                                     =============== =================


                         Sapient Corporation
           Consolidated Unaudited Statements of Operations


                                    Three Months Ended
                     -------------------------------------------------
                     March 31, December  September June 30,  March 31,
                        2007    31, 2006  30, 2006    2006      2006
                     --------- --------- --------- --------- ---------
                                                                As
                                                              Restated
                         (in thousands, except per share amounts)
Revenues:
  Service revenues   $121,295  $113,561  $106,924  $ 98,003  $ 87,094
  Reimbursable
   expenses             4,494     5,521     4,193     3,378     2,969
                     --------- --------- --------- --------- ---------
    Total revenues    125,789   119,082   111,117   101,381    90,063
                     --------- --------- --------- --------- ---------
Operating expenses:
  Project personnel
   expenses            83,830    73,228    72,811    66,232    57,942
  Reimbursable
   expenses             4,494     5,521     4,193     3,378     2,969
                     --------- --------- --------- --------- ---------
    Total project
     personnel
     expenses and
     reimbursable
     expenses          88,324    78,749    77,004    69,610    60,911
  Selling and
   marketing
   expenses             7,608     6,933     5,670     4,589     6,833
  General and
   administrative
   expenses            29,504    31,471    29,993    24,244    23,314
  Restructuring and
   other related
   charges               (112)      577       187       334       814
  Amortization of
   intangible assets      542       841       842       844     1,037

                     --------- --------- --------- --------- ---------
    Total operating
     expenses         125,866   118,571   113,696    99,621    92,909
                     --------- --------- --------- --------- ---------

(Loss) income from
 operations               (77)      511    (2,579)    1,760    (2,846)

Interest and other
 income                 1,303     1,447     1,180     2,160     1,380
                     --------- --------- --------- --------- ---------
Income (loss) from
 continuing
 operations before
 income taxes,
 discontinued
 operations and
 cumulative effect
 of accounting
 change                 1,226     1,958    (1,399)    3,920    (1,466)
Provision for
 (benefit from)
 income taxes             451     3,062    (2,134)    3,742      (238)
                     --------- --------- --------- --------- ---------
Income (loss) from
 continuing
 operations before
 discontinued
 operations and
 cumulative effect
 of accounting
 change                   775    (1,104)      735       178    (1,228)
Loss from
 discontinued
 operations                 -         -         -       (65)     (368)
Gain on disposal of
 discontinued
 operations                 -         -         -     4,834         -
                     --------- --------- --------- --------- ---------

Income (loss) before
 cumulative effect
 of accounting
 change                   775    (1,104)      735     4,947    (1,596)
Cumulative effect of
 accounting change          -         -         -         -       154
                     --------- --------- --------- --------- ---------

          Net income
           (loss)    $    775  $ (1,104) $    735  $  4,947  $ (1,442)
                     ========= ========= ========= ========= =========

Basic income (loss)
 per share from
 continuing
 operations          $   0.01  $  (0.01) $   0.01  $   0.00  $  (0.01)
                     ========= ========= ========= ========= =========
Diluted income
 (loss) per share
 from continuing
 operations          $   0.01  $  (0.01) $   0.01  $   0.00  $  (0.01)
                     ========= ========= ========= ========= =========
Basic net income
 (loss) per share    $   0.01  $  (0.01) $   0.01  $   0.04  $  (0.01)
                     ========= ========= ========= ========= =========
Diluted net income
 (loss) per share    $   0.01  $  (0.01) $   0.01  $   0.04  $  (0.01)
                     ========= ========= ========= ========= =========

Weighted average
 common shares        123,301   123,190   123,051   124,373   124,173
Weighted average
 dilutive common
 share equivalents      3,593         -     3,074     2,725         -
                     --------- --------- --------- --------- ---------
Weighted average
 common shares and
 dilutive common
 share
   equivalents        126,894   123,190   126,125   127,098   124,173
                     ========= ========= ========= ========= =========


                         Sapient Corporation
           Consolidated Unaudited Statements of Cash Flows


                                   Three Months Ended
                  ----------------------------------------------------
                  March 31, December   September  June 30,   March 31,
                     2007    31, 2006   30, 2006     2006       2006
                  -------------------- ---------- ---------- ---------
                                                                As
                                                              Restated
                                     (in thousands)

Cash flows from
 operating
 activities:
 Net income (loss)$    775  $ (1,104)  $    735   $  4,947   $ (1,442)
 Adjustments to
  reconcile net
  income to net
  cash (used in)
  provided by
  operating
  activities:
   Loss recognized
    on disposition
    of fixed
    assets               8        44          -         42         42
   Depreciation
    and
    amortization
    expense          3,449     3,642      3,384      3,144      3,410
   Deferred income
    taxes              216        80        (66)       333        161
   Provision for
    allowance for
    doubtful
    accounts, net      156       225        293        695        563
   Stock-based
    compensation
    expense          4,167     3,983      2,868      2,637      2,922
   Non-cash
    restructuring
    costs             (112)        -          -          -          -
   Gain on
    disposal of
    discontinued
    operations           -         -          -     (4,834)         -
   Cumulative
    effect of
    accounting
    change               -         -          -          -       (154)
   Changes in
    operating
    assets and
    liabilities:
    Accounts
     receivable    (14,166)   10,735      1,901    (22,421)     2,792
    Unbilled
     revenues        1,167    (2,683)      (753)     1,050    (13,689)
    Prepaid
     expenses and
     other current
     assets         (2,676)   (2,860)     3,495       (339)    (7,658)
    Other assets       767       (14)       (16)    (3,149)         7
    Accounts
     payable        (1,300)   (1,120)     3,269        928     (2,955)
    Accrued
     compensation   (5,439)    4,134      5,718      3,884     (7,840)
    Accrued
     restructuring
     costs          (1,060)     (439)    (1,843)    (2,353)    (1,089)
    Deferred
     revenues       (4,155)    1,381      1,814      1,855     (2,370)
    Other accrued
     liabilities       256     7,662     (5,916)    11,324      8,310
    Other long-
     term
     liabilities       (17)      136         70        623         70
                  --------- ---------  ---------  ---------  ---------

  Net cash (used
   in) provided by
   operating
   activities      (17,964)   23,802     14,953     (1,634)   (18,920)
                  --------- ---------  ---------  ---------  ---------
Cash flows from
 investing
 activities:
 Cash paid for
  acquisition,
  including
  transaction
  costs, net of
  cash received          -         -       (991)      (183)   (26,481)
 Cash received for
  sale of
  discontinued
  operations, net,
  and payment to
  minority
  stockholders         436       134          -      5,142          -
 Purchases of
  property and
  equipment and
  cost of
  internally
  developed
  software          (1,725)   (5,273)    (2,982)    (3,736)    (2,342)
 Sales and
  maturities of
  marketable
  securities        33,000    37,100     31,110     40,725     42,576
 Purchases of
  marketable
  securities       (36,345)  (34,294)   (37,666)   (22,257)   (22,234)
 Restricted cash       220       506       (720)        (4)        (5)
                  --------- ---------  ---------  ---------  ---------

  Net cash (used
   in) provided by
   investing
   activities       (4,414)   (1,827)   (11,249)    19,687     (8,486)
                  --------- ---------  ---------  ---------  ---------
Cash flows from
 financing
 activities:
 Principal
  payments under
  capital lease
  obligation           (37)      (33)       (34)       (33)       (35)
 Proceeds from
  stock option and
  purchase plans         -       625        358      1,930      2,593
 Repurchases of
  common stock           -         -     (1,153)   (10,741)    (6,216)
                  --------- ---------  ---------  ---------  ---------

  Net cash (used
   in) provided by
   financing
   activities          (37)      592       (829)    (8,844)    (3,658)
                  --------- ---------  ---------  ---------  ---------
Effect of exchange
 rate changes on
 cash and cash
 equivalents           451     1,501        419       (831)       398
                  --------- ---------  ---------  ---------  ---------

(Decrease)
 increase in cash
 and cash
 equivalents       (21,964)   24,068      3,294      8,378    (30,666)
Cash and cash
 equivalents, at
 beginning of
 period             75,022    50,954     47,660     39,282     69,948
                  --------- ---------  ---------  ---------  ---------
Cash and cash
 equivalents, at
 end of period    $ 53,058  $ 75,022   $ 50,954   $ 47,660   $ 39,282
                  ========= =========  =========  =========  =========


                         Sapient Corporation
       Unaudited Reconciliation of Non-GAAP Financial Measures


                                    Three Months Ended
                     -------------------------------------------------
                     March 31, December  September June 30,  March 31,
                        2007    31, 2006  30, 2006    2006      2006
                     -------------------------------------------------
                                                                As
                                                              Restated
                         (in thousands, except per share amounts)

Service revenues     $121,295  $113,561  $106,924  $ 98,003  $ 87,094

GAAP (loss) income
 from operations          (77)      511    (2,579)    1,760    (2,846)
  Stock-based
   compensation
   review and
   restatement
   expenses             3,195     3,663     4,395         -         -
  Stock-based
   compensation
   expense              4,167     3,983     2,868     2,637     2,922
  Restructuring and
   other related
   charges               (112)      577       187       334       814
  Amortization of
   purchased
   intangible assets      542       841       842       844     1,037
                     --------- --------- --------- --------- ---------
Non-GAAP income from
 operations          $  7,715  $  9,575  $  5,713  $  5,575  $  1,927
                     ========= ========= ========= ========= =========

GAAP operating
 margin                     0%        0%       -2%        2%       -3%
  Effect of
   adjustments
   detailed above           6%        8%        7%        4%        5%
                     --------- --------- --------- --------- ---------
Non-GAAP operating
 margin                     6%        8%        5%        6%        2%
                     ========= ========= ========= ========= =========

----------------------------------------------------------------------

GAAP income (loss)
 from continuing
 operations before
 discontinued
 operations and
 cumulative effect
 of accounting
 change              $    775  $ (1,104) $    735  $    178  $ (1,228)
                     --------- --------- --------- --------- ---------

  Pre-tax
   adjustments:
    Operating
     expenses:
       Stock-based
        compensation
        review and
        restatement
        expenses        3,241     3,663     4,395         -         -
       Stock-based
        compensation
        expense         4,167     3,983     2,868     2,637     2,922
       Restructuring
        and other
        related
        charges          (112)      577       187       334       814
       Amortization
        of purchased
        intangible
        assets            542       841       842       844     1,037
                     --------- --------- --------- --------- ---------

  Total net
   adjustments          7,838     9,064     8,292     3,815     4,773
                     --------- --------- --------- --------- ---------

Non-GAAP income from
 continuing
 operations before
 discontinued
 operations and
 cumulative effect
 of accounting
 change              $  8,613  $  7,960  $  9,027  $  3,993  $  3,545
                     ========= ========= ========= ========= =========

----------------------------------------------------------------------

GAAP basic income
 (loss) per share
 from continuing
 operations          $   0.01  $  (0.01) $   0.01  $   0.00  $  (0.01)
  Effect of
   adjustments
   detailed above        0.06      0.07      0.06      0.03      0.04
                     --------- --------- --------- --------- ---------
Non-GAAP basic
 income per share
 from continuing
 operations          $   0.07  $   0.06  $   0.07  $   0.03  $   0.03
                     ========= ========= ========= ========= =========

GAAP weighted
 average common
 shares               123,301   123,190   123,051   124,373   124,173
                     ========= ========= ========= ========= =========
Non-GAAP weighted
 average common
 shares               123,301   123,190   123,051   124,373   124,173
                     ========= ========= ========= ========= =========


GAAP diluted income
 (loss) per share
 from continuing
 operations          $   0.01  $  (0.01) $   0.01  $   0.00  $  (0.01)
  Effect of
   adjustments noted
   above and change
   in dilution noted
   below                 0.06      0.07      0.06      0.03      0.04
                     --------- --------- --------- --------- ---------
Non-GAAP diluted
 income per share
 from continuing
 operations          $   0.07  $   0.06  $   0.07  $   0.03  $   0.03
                     ========= ========= ========= ========= =========

GAAP weighted
 average common
 shares and dilutive
 common share
 equivalents          126,894   123,190   126,125   127,098   124,173
                     ========= ========= ========= ========= =========
Non-GAAP weighted
 average common
 shares and dilutive
 common share
 equivalents          126,894   126,251   126,125   127,098   127,518
                     ========= ========= ========= ========= =========

    CONTACT: Media Contact:
             FAMA PR
             Jeff Drew, 617-758-4145
             Cell: 617-233-5109
             jeff@famapr.com
             or
             Investor Contact:
             Sapient
             Noelle Faris, 617-374-3682
             nfaris@sapient.com